UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

February 26, 2010	(January 26, 2010)
Date of Report	(Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01      Entry into a Material Definitive Agreement.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

     On January 26, 2010 and January 27, 2010 Fusion Telecommunications International, Inc. (the “Company”), borrowed the aggregate of $63,000 from Marvin S. Rosen, a Director of the Company. These notes (a) are payable on demand in full upon ten (10) days notice of demand from the lender, (b) bears interest on the unpaid principal amount at the rate of 8.0% per annum and (c) grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds of these notes are to be used primarily for general corporate purposes. The Form of Promissory Note issued for this these transactions are is incorporated by reference as Exhibit 99.1 to this report.

     On January 28, 2010, February 1, 2010 and February 10, 2010 the Company, an borrowed the aggregate of $247,000 from Marvin S. Rosen, a Director of the Company. These notes (a) are payable on demand in full upon ten (10) days notice of demand from the lender, (b) bears interest on the unpaid principal amount at the rate of 3.0% per annum and (c) grants the lender a collateralized security interest, pari passu with other lenders, in the Company’s accounts receivable. The proceeds of these notes are to be used primarily for general corporate purposes. The Form of Promissory Note issued for this these transactions are is incorporated by reference as Exhibit 99.1 to this report.

         On February 3, 2010, a Director of the Company, Philip D. Turits, converted an aggregate of $19,981.92 of remaining outstanding interest owed to him directly by the Company as evidenced by nine (9) promissory notes dated April 17, 2008, May 19, 2008, September 18, 2008, October 3, 2008, October 10, 2008, May 18, 2009, May 22, 2009, June 30, 2009, and August 27, 2009 into an aggregate of 166,517 shares of common stock and warrants to purchase  33,304 shares of common stock as determined by the closing price of the Common Stock on the business day prior to the closing of this conversion. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before closing of this conversion. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant used as for this conversion transaction are incorporated by reference and filed as Exhibits 99.2 and 99.3 to this report.

 Item 3.02     Unregistered Sales of Equity Securities.

     On January 28, 2010, the Company entered into a subscription agreement with one (1) accredited investor, for the sale of 178,572 shares of the Company’s Common Stock and a five-year Warrant to purchase 35,715 shares of the Company’s Common Stock, for a purchase price of $25,000. Each Warrant is exercisable at $0.17 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On February 2, 2010 the Company entered into a subscription agreement with one (1) accredited investor, for the sale of 416,667 shares of the Company’s Common Stock and a five-year Warrant to purchase 83,334 shares of the Company’s Common Stock, for a purchase price of $50,000. Each Warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On February 3, 2010 the Company entered into subscription agreements with one (1) accredited investor, for the sale of 416,667 shares of the Company’s Common Stock and five-year Warrants to purchase an aggregate of 83,334 shares of the Company’s Common Stock, for an aggregate purchase price of $50,000. Each Warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closings. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     On February 22, 2010 the Company entered into subscription agreements with one (1) accredited investor, for the sale of 215,385 shares of the Company’s Common Stock and five-year Warrants to purchase an aggregate of 43,077 shares of the Company’s Common Stock, for an aggregate purchase price of $28,000. Each Warrant is exercisable at $0.16 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closings. The Form of Subscription Agreement and the Form of Warrant used for this transaction are incorporated by reference as Exhibits 99.2 and 99.3 to this report, respectively.

     The securities described above were sold by the Company and no commission or similar remuneration was paid in connection with the sales. Each of the investors represented that it was an “accredited investor” and was acquiring the securities for its own account, for investment purposes only and acknowledged that the securities were not registered under Federal or State securities laws and that the securities could not be transferred or disposed of absent such registration or the availability of an applicable exemption from registration. In addition, each certificate evidencing the securities bears or will bear a legend describing the restrictions on transferability under applicable law. No general solicitation or advertising was used in connection with this offering. The securities were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations there under including Rule 506 of Regulation D.  The proceeds of the offering will primarily be used for general corporate purposes. The Company has not agreed to file a registration statement with the Securities and Exchange Commission covering resale of the common stock issued and issuable to the investors.

Item 9.01     Financial Statements and Exhibits.

(d)         Exhibits

99.1	Form of Secured Promissory Note (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8–K filed with the Securities Exchange Commission on November 24, 2008).
99.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009).
99.3	Form of Warrant incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on September 25, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on FORM 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

January 26, 2010	By: /s/ GORDON HUTCHINS, JR. Gordon Hutchins, Jr. President, COO, and Acting CFO